UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2018

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 24, 2018, Amarin Corporation plc (Amarin) subsidiaries entered into a settlement agreement with Teva Pharmaceuticals USA, Inc. (Teva) that resolves Amarin’s previously reported Vascepa® (icosapent ethyl) patent litigation as it relates to Teva’s abbreviated new drug application seeking U.S. Food and Drug Administration (FDA) approval of generic forms of Vascepa (icosapent ethyl) capsules. This patent litigation continues in the United States District Court for the District of Nevada with parties West-Ward Pharmaceuticals Corp. and Dr. Reddy’s Laboratories, Inc. and their affiliated entities.

In the lawsuit, Amarin alleges that the generic forms of Vascepa adverse parties seek to market in the United States infringe upon multiple patents owned by Amarin. As part of the settlement agreement, Teva may first begin selling its generic version of Vascepa in the United States on August 9, 2029, or earlier under certain customary circumstances, including commercial launch by another generic manufacturer under certain circumstances, in which event Teva would pay Amarin royalties on its generic version of Vascepa. The agreement also provides that Amarin will pay Teva $2.0 million in recognition of the savings to Amarin in the avoidance of costs, expenditure of time and resources, disruption and burden associated with continued litigation with Teva.

The agreement is subject to a required review by the U.S. Federal Trade Commission and the U.S. Department of Justice. Other terms of the agreement are confidential.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements, including statements about the settlement of litigation and required reviews thereof, and the potential timing of generic launch. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include Amarin’s ability to successfully enforce its regulatory exclusivity and intellectual property rights, and to defend its patents; the possible introduction of generic competition of Vascepa; and the scope, validity and duration of patent protection to provide exclusivity for Vascepa. A further list and description of these risks, uncertainties and other risks associated with an investment in Amarin can be found in Amarin’s filings with the SEC, including its most recent Quarterly Report on Form 10-Q and subsequent filings with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2018	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer